UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) July 30, 2010
MYERS INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Ohio	1-8524	34-0778636

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1293 South Main Street, Akron, OH	44301

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, including area code (330) 253-5592

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events
On July 30, 2010, the board of directors of Myers Industries, Inc. (the “Company”) approved Amendment No. 1 (the “Amendment”) to the 2008 Incentive Stock Plan of the Company, effective as of March 4, 2010 (the “Plan”). Pursuant to the Amendment, the Plan was amended to: (i) modify the definition of “Change of Control”; (ii) allow awards granted thereunder to be issued in book entry form, and (iii) require the approval of the stockholders before any outstanding option or stock appreciation right granted thereunder can be repriced or before the purchase or cash-out of an option by the Company, except in connection with a “Change in Control”.
The full text of the Amendment is attached as Exhibit 10.1 to this Current Report on Form 8-K and the description of its terms above is qualified in its entirety by reference to the terms of the Amendment.

Item 9.01.	Financial Statements and Exhibits

10.1	Amendment No. 1 to the 2008 Incentive Stock Plan of the Company, effective as of March 4, 2010
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Myers Industries, Inc. (Registrant)
DATE August 3, 2010	By:	/s/ Donald A. Merril
Donald A. Merril
Vice President, Chief Financial Officer and Corporate Secretary